UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 6, 2020

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
            (A Delaware Corporation)
            30 Ivan Allen Jr. Boulevard, N.W.
            Atlanta, Georgia 30308
            (404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2015A 6.25% Junior Subordinated Notes due 2075	SOJA	New York Stock Exchange
The Southern Company	Series 2016A 5.25% Junior Subordinated Notes due 2076	SOJB	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	2019 Series A Corporate Units	SOLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events.
On January 6, 2020, The Southern Company (the “Company”) entered into an Underwriting Agreement covering the issuance and sale of $1,000,000,000 aggregate principal amount of its Series 2020A 4.95% Junior Subordinated Notes due January 30, 2080 (the “Series 2020A Junior Subordinated Notes”). The Series 2020A Junior Subordinated Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-223128) of the Company.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

1.3
Underwriting Agreement relating to the Series 2020A Junior Subordinated Notes, dated January 6, 2020, among the Company and BofA Securities, Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several Underwriters named in Schedule I thereto.

4.4	Eighth Supplemental Indenture to the Subordinated Note Indenture dated as of January 9, 2020, providing for the issuance of the Series 2020A Junior Subordinated Notes.

4.9	Form of the Series 2020A Junior Subordinated Note (included in Exhibit 4.4 above).

5.1	Opinion of Troutman Sanders LLP relating to the Series 2020A Junior Subordinated Notes.

8.1	Tax Opinion of Troutman Sanders LLP relating to the Series 2020A Junior Subordinated Notes.

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1 above).

23.2	Consent of Troutman Sanders LLP (included in Exhibit 8.1 above).

104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2020	THE SOUTHERN COMPANY

	By:	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary